SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2003


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
               (Exact name of registrant as specified in charter)


                        Commission File Number 000-30123


             DELAWARE                                      58-2004779
 (State or other jurisdiction of               (IRS Employer Identification No.)
        incorporation)


           6195 Shiloh Road
         Alpharetta, Georgia                                30005
(Address of principal executive offices)                  (Zip Code)




        Registrant's telephone number including area code (770) 442-9707



  (Former name or former address, if changed since last report) Not Applicable

Item 5.  Other Events.

     On March 5, 2003, First Horizon Pharmaceutical Corporation (the "Company"), issued a press release announcing the resignations of its Chief Operating
Officer and Chief Commercial Officer. The Company hereby incorporates by reference herein the information set forth in its Press Release dated March 5, 2003, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits:

          Exhibit Number             Description
          --------------             -----------

          99.1                       Press Release dated March 5, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON PHARMACEUTICAL CORPORATION



Date:  March 14, 2003       By: /s/ Darrell Borne
                                --------------------------------------
                                Darrell Borne
                                Chief Financial Officer, Treasurer and Secretary





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